Exhibit 99.5

Investor Presentation February 2023

Disclaimer Disclaimers and Other Important Information This presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between MNG Airlines (“MNGA”) and Golden Falcon Acquisition Corp. (“Golden Falcon”) and related transactions (the “Potential Business Combination”) and for no other purpose. By reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below. Without the express prior written consent of Golden Falcon and MNGA, this Presentation and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of MNGA and the Potential Business Combination or (iv) provided to any other person, except your employees and advisors with a need to know who are advised of the confidentiality of the information. This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof. This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Potential Business Combination or any related tra nsactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities will be made only pursuant to a definitive Subscription Agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended, for offers and sales of securities that do not involve a public offering. Golden Falcon and MNGA reserve the right to withdraw or amend for any reason any offering and to reject any Subscription Agreement for any reason. The communication of this Presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law, in no circumstances will Golden Falcon, MNGA or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents (including the internal economic models), its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Golden Falcon nor MNGA has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with Golden Falcon, MNGA or their respective representatives as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of MNGA or the Potential Business Combination. Recipients of this Presentation should each make their own evaluation of MNGA and the Potential Business Combination and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. In connection with the Potential Business Combination, a registration statement on Form F-4 (the “Form F-4”) is expected to be filed with the SEC by MNGA. The Form F-4 will include a preliminary proxy statement for the stockholders of Golden Falcon that also constitutes a preliminary prospectus. Golden Falcon and MNGA urge investors, stockholders and other interested persons to read, when available, the Form F-4, including the preliminary proxy statement/prospectus and amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein, as well as other documents filed with the SEC in connection with the Potential Business Combination, as these materials will contain important information about Golden Falcon, MNGA and the Potential Business Combination. The Form F-4 and other documents in connection with the Potential Business Combination will be filed after you have made an investment decision one way or the other regarding any potential investment in MNGA or Golden Falcon. Because of this sequencing, when deciding whether to invest in MNGA or Golden Falcon, you should carefully consider the information made available to you, including this Presentation, through the date of your decision. If you sign a subscription agreement, you will be required to make certain representations relating to the foregoing. When available, the definitive proxy statement/prospectus will be mailed to Golden Falcon’s stockholders as of a record date to be established for voting on the Potential Business Combination. Interested parties will also be able to obtain free copies of such documents filed with the SEC (once available) at the SEC’s website located at www.sec.gov, or security holders may direct a request to Golden Falcon Acquisition Corp., Attn: Corporate Secretary, 850 Library Avenue, Suite 204, Newark, DE 19711. Golden Falcon, MNGA and their respective directors, executive officers and other members of their management and employees, u nder SEC rules, may be deemed to be participants in the solicitation of proxies of Golden Falcon’s security holders in connection with the Potential Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Golden Falcon’s directors and executive officers in its filings with the SEC, including Golden Falcon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 31, 2022 (the “2021 Form 10-K”). Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Golden Falcon’s security holders in connection with the Potential Business Combination will be set forth in the Form F-4, along with information concerning the interests of Golden Falcon’s and MNGA’s participants in the solicitation. Such interests may, in some cases, be different from those of Golden Falcon’s or MNGA’s equity holders generally.

Disclaimer Forward-Looking Statements Certain statements included in this Presentation are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, expected results, the anticipated growth and expansion of MNGA’s business the viability of MNGA’s growth strategy, trends and developments in air cargo industry, MNGA’s addressable market, competitive position, potential market opportunities, expected synergies, the listing of MNG’s securities on the NYSE, the expected management and governance of MNGA and other matters. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of MNGA and/or Golden Falcon’s management and are not predictions of actual performance. These forward -looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of MNGA and Golden Falcon. These forward-looking statements are subject to a number of risks and uncertainties, including: the risk that the Potential Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Golden Falcon’s securities; Golden Falcon’s potential failure to obtain an extension of the deadline for the Potential Business Combination; the failure to satisfy the conditions to the consummation of the Potential Business Combination, including the adoption of the business combination agreement by the stockholders of Golden Falcon; failure to satisfy the minimum cash amount following redemptions by Golden Falcon’s public stockholders in connection with the stockholder vote to extend the business combination deadline and the stockholder vote to approve the business combination agreement and the transactions contemplated thereby; failure to receive certain governmental and regulatory approvals; the lack of a third party valuation in determining whether or not to pursue the Potential Business Combination; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; costs related to the Potential Business Combination; actual or potential conflicts of interest of Golden Falcon’s management with its public stockholders; the effect of the announcement or pendency of the Potential Business Combination on MNGA’ business relationships, performance, and business generally; risks that the Potential Business Combination disrupts current plans of MNGA and potential difficulties in MNGA’s employee retention as a result of the Potential Business Combination; the outcome of any legal proceedings that may be instituted against MNGA or against Golden Falcon related to the merger agreement or the Potential Business Combination; failure to realize the anticipated benefits of the Potential Business Combination; the inability to meet and maintain the listing of Golden Falcon’s securities (or the securities of MNGA) on the NYSE; the risk that the price of Golden Falcon’s or MNGA’s securities may be volatile due to a variety of factors, including macro-economic and social environments affecting MNGA’s business and changes in the combined capital structure; the inability to implement business plans, forecasts, and other expectations after the completion of the Potential Business Combination, and identify and realize additional opportunities; the risk that MNGA will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; negative economic conditions that could impact MNGA and the air cargo business in general; factors that affect air cargo companies generally; changes in, and MNGA’s ability to comply with, laws and government regulations, particularly, the civil aviation regulatory framework; competition in the air cargo industry; reduction in demand for MNGA’s cargo or charter operations, including as a result of reductions in global trade growth or e-commerce activity, government reduction or limitation of operating capacity; risks associated with MNGA doing business in emerging markets; conflict and uncertainty in neighbouring countries; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Golden Falcon’s 2021 Form 10-K and subsequently filed Quarterly Reports on Form 10-Q, as such factors may be updated from time to time in Golden Falcon’s filings with the SEC, the re gistration statement on Form F-4 and the proxy statement/prospectus contained therein, as well as those contained in the Potential Business Combination Risk Factors provided at the end of this Presentation. If any of these risks materialize o r our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither MNGA nor Golden Falcon presently know or that MNGA and Golden Falcon currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect MNGA’s and/or Golden Falcon’s expectations, plans or forecasts of future events and views as of the date of this Presentation. MNGA and Golden Falcon anticipate that subsequent events and developments will cause MNGA’s and Golden Falcon’s assessments to change. However, while MNGA and Golden Falcon may elect to update these forward-looking statements at some point in the future, MNGA and Golden Falcon specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing MNGA’s and/or Golden Falcon’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Financial Information; Non-IFRS Financial Terms The financial information and data contained in this Presentation for the year ended December 31, 2019 and year to date and the last twelve months ended September 2021 and 2022 are unaudited. The financial information and data for the year ended December 31, 2019 and the last twelve months ended September 2021 and 2022 does not conform to Regulation S-X promulgated by the SEC. Such information and data may not be included in, may be adjusted in, or may be presented differently in the Form F-4 or other report or document to be filed or furnished by Golden Falcon or MNGA with the SEC. Furthermore, some of the financial information and data contained in this Presentation, such as Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Cash Conversion, has not been prepared in accordance with International Financial Reporting Standards (“IFRS”). Adjusted EBITDA is defined as earnings before interest expense, taxes, depreciation, amortization, income from investing activities, foreign exchange gains or losses, and profits or losses from investments under the equity method. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. Adjusted Cash Conversion is defined as Adjusted EBITDA, plus change in net working capital, minus maintenance capex. For a reconciliation of such non -IFRS measures, see the appendix in this Presentation. MNGA and Golden Falcon believe these non-IFRS measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to MNGA’s financial condition and results of operations. MNGA’s management uses these non-IFRS measures for trend analyses and for budgeting and planning purposes. MNGA and Golden Falcon believe that the use of these non-IFRS financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing MNGA’s financial measures with other similar companies, many of which present similar non-IFRS financial measures to investors. Management of MNGA does not consider these non-IFRS measures in isolation or as an alternative to financial measures determined in accordance with IFRS. The principal limitation of these non-IFRS financial measures is that they exclude significant expenses and income that are required by IFRS to be recorded in MNGA’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-IFRS financial measures. You should review MNGA’s audited financial statements, which will be presented in the Form F-4, and not rely on any single financial measure to evaluate MNGA’s business. Trademarks This Presentation contains trademarks, service marks, trade names, and copyrights of MNGA, Golden Falcon and third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or copyrights in this Presentation is not intended to, and does not imply, a relationship with MNGA or Golden Falcon, o r an endorsement or sponsorship by or of MNGA or Golden Falcon. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, * or © symbols, but such references are not intended to indicate, in any way, that MNGA or Golden Falcon will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights.

Golden Falcon and MNGA Leadership Team Makram Azar CEO and Director of GFX Founder, Director and CEO of private investment and advisory group Full Circle Capital Previously Chairman of Banking EMEA and Barclays Bank MENA, Managing Director and Head of MENA at KKR, Global Head of Sovereign Wealth Funds, Chairman of Media Investment Banking and Head of Consumer & Retail Investment Banking at Lehman Brothers EMEA During his 32-year career, worked on >215 M&A, ECM, DCM & PE transactions, for an aggregate value of $410bn+ Scott Freidheim Chairman and Director of GFX Founder and Managing Partner of Freidheim Capital CEO for a NYSE traded company and for private equity. He has served on the most senior executive leadership teams across multiple industries including financial services, mass merchandising, brand management, private equity, engineering and staffing Led businesses that range from $1bn to $43bn of revenue Murathan Günal Chairman of MNGA & CEO of MAPA Group Prior to being named CEO of Mapa Group, a multinational conglomerate, Mr. Günal spent 12 years in various leadership positions within the company Member of the Steering Committee of the Istanbul Grand Airport Project and Member of the Board of the Atlantic Council Ali Sedat Özkazanc CEO of MNGA Has served as CEO of MNG Airlines for 16+ years Prior to being appointed CEO, Mr. Özkazancwas CFO at MNGA and held various other leadership positions at other companies, including as Managing Director 25+ years industry experienceand deep expertise in the air cargo industry

Golden Falcon Has Reviewed More than 500 Targets, and MNGA Aligns Well with Its Key Objectives Differentiated Transatlantic SPAC with Deep Bench of Board Members & Advisors 100+ years of investment banking and private equity Sponsor Expertise experience 230+ deals with aggregate value of $450bn+ globally Established track record taking dozens of companies public Team of 20 Founders, Chairs & CEOs, including members of Deep Operating the Golden Falcon management team, board of directors, and Experience strategic advisory group Ability to leverage industry relationships across North Transatlantic Geographic America, Europe, Israel & Middle East Focus Network of relationships to facilitate company growth through product/service adoption and/or partnerships Track Record of Demonstrable, attractive investment banking, public and Investment Returns private equity investment value creation >500 companies screened >30 deep dives (16 have announced combinations) ? Established company with compelling track record and strong cash flow generation Strong transatlantic nexus with meaningful EMEA industry leader with strong growth dynamics opportunity to expand in the US & Europe Long-term commitment from founder, management ? Benefitting from digital disruption (e-commerce) ? team and existing shareholders

MNGA is in the Top 1% of US-Listed Opportunities Measured by Profitability, Growth and EV/EBITDA … c.7,000 There are in total c.7,000 companies listed on the NYSE and NASDAQ, across sectors, geographies and various Companies listed on major US exchanges stages of maturity High profitability is relatively scarce, with only 11% of companies enjoying 11% of companies 30%+ EBITDA margins in 2021 38% 30%+ EBITDA margin Some listed companies are early-stage, unprofitable businesses, while others operate in mature, highly competitive industries with low margins 2021 Adj. EBITDA1 margin 2% of Few -profitable companies are able to sustain elevated growth rates 39% highly companies comparable to MNGA – only 2% combine a 30%+ margin with a 30%+ growth rate 2021 YoY revenue growth 30%+ growth <1% Given the scarcity of fast-growing, high-margin businesses, these tend to be priced at a 5.8x <6x EV/ relatively high multiple EBITDA EV / Adj. EBITDA1 LTM2 Sep-2022 Less than 1% of all listed companies offer an opportunity as attractive as MNGA when considering both the outstanding financial profile and compelling entry price point MNGA offers a compelling opportunity to invest in a high-quality asset even when compared to all US-listed opportunities on margins, growth and EV/EBITDA; and MNGA has scale at $110m+ EBITDA Source: CapitalIQ as of November 14, 2022 Notes: 1 Adj. EBITDA and Adj. EBITDA Margin are non-IFRS measures. See the appendix at the end of this Presentation for a reconciliation to the nearest IFRS measures 2 Last twelve months ending 30th September 2022

… and a Differentiated High-Quality Asset in the DeSPAC Opportunities Universe 78 Despite a slowdown vs. previous years, 2022 still saw significant DeSPAC activity However, many of the targets were pre-revenue, DeSPACs closed in 2022 unprofitable companies Within the 78 DeSPAC transactions which closed in 2022, only 12 targets 12 had positive EBITDA in the last calendar year 38% Positive EBITDA In contrast, MNGA has been profitable since inception and maintains strong EBITDA, net income, and cashflow-level profitability 2021 Adj. EBITDA1 margin 2 While 12 targets had positive EBITDA, the majority of those were relatively young $111m companies with limited scale, some barely breaking even $100m+ EBITDA 2021 Adj. EBITDA1 Only 2 targets had $100m+ EBITDA2 0 39% 3%+ Of the 2 most comparable targets from a profitability and scale standpoint, none had a 2021 YoY revenue growth growth growth profile nearly as attractive as MNGA MNGA offers a differentiated opportunity to invest in a high-quality asset in the DeSPAC universe, and priced at what we believe is the lowest EBITDA multiple of any business combination closed to date in 2022 Source: CapitalIQ and SPAC Research as of October 25, 2022 Notes: 1 Adj. EBITDA and Adj. EBITDA Margin are non-IFRS measures. See the appendix at the end of this Presentation for a reconciliation to the nearest IFRS measures 2 Core Scientific Inc. excluded given recent company-specific developments

Proposed Transaction Summary Transaction Overview Golden Falcon Acquisition Corp. is seeking to combine with MNGA at an implied pro-forma enterprise value of $676m This transaction represents an attractive multiple of 5.8x EV / EBITDA Sep-30 2022 LTM Despite substantial growth, profitability and sector tailwinds, the transaction was priced at a c.30% discount1 to its most comparable peer, Cargojet The transaction’s minimum cash condition is $30m4, expected to be secured before or at transaction close Sources and Uses of Funds ($m) Sources Company Rollover 601 GFX Investors 1 30 GFX Sponsors 8 Cash on Balance Sheet 14 Total 653 Uses Company Rollover 601 Cash to Parent Company 30 GFX Sponsors 8 2 Transaction Expenses 14 Total 653 Pro-forma Valuation ($m) Company Rollover 601 GFX Investors 1 30 GFX Sponsors 8 Pro-forma Equity Value 639 Pro-forma Net Debt / (Cash)3 39 (Associates) (2) Pro-forma Enterprise Value 676 Pro-forma Ownership at Close $42m gross proceeds5 $30m minimum gross proceeds6 GFX Investors, GFX Sponsors, 2% GFX Investors, GFX Sponsors, 1% Notes: 1. Gross transaction proceeds. Illustratively assumes $30m cash remains in trust post-redemptions 2. Best estimate, subject to change 3. Based on current net debt of $25m plus $14m estimated transaction expenses as of Sep-2022 4. Market data as of 10-Nov-2022 5. Assuming minimum redemption scenario 6 Assuming maximum redemption scenario

MNG Airlines is a Global Logistics Provider & e-Commerce Enabler Company Overview Value Creation Milestones ? Established in Feb-1996, MNG Airlines 1996 2000 2005 2008 2010 2014 2021 (“MNGA”) is a global logistics provider & MNGA was founded Import Acquired Acquired Acquired Acquired ACC3 First flight e-commerceenabler in 1996 byMehmet warehouse International cargo company IOSA Certification with Airbus ? Operating in 61 destinations across 41 Nazif Günal operations Logistics Solin Air Certification A330-300 started Certificate converted countries globally, with over 400 airport (L2) freighter slots secured ? 98% of revenue in dollars, pounds or 2000 2010 2020 euros ? Strong visibility on short- to mid-term 1998 2006 2012 2019 2021 2022 results through contractual Transatlantic services Acquired ISO 9001 A brand new 3rd Party Cargo Two A330-300 Second Airbus A330-began in 1998 with a flight Quality A330-200 was HandlingLicense aircraft added 300 out of conversion commitments from Frankfurt to Toronto Management added to the fleet Certification & Adana to the fleet process in September ? Seasoned executive team with deep System Certification warehouse operations and sent to 2022 conversion industry knowledge Strong Growth Profile with Multiple Elements Underpinning Diversified Business Model Expanding Margins Future Outlook Revenueby Offering (LTM Sep-22, $m) Adj. EBITDA +~420 1 29% bps 33% margin 69% 2023 revenues from contracted customers Warehouse & Handling 353 Ramp handling activities, 33 +37% warehouse services and line maintenance CAGR 353 61% 2023 revenues currently under contract Scheduled & Blocked Space 290 138 Purchasing of fixed (Hard Block) or (Soft Block) cargo space and +33% YTD Sep-2022 year-on-year revenue growth scheduled flights Charter 148 111 117 Charter (non-scheduled) air 146 LOIs signed for aircraft fleet increase cargo contracts 8 9 +30% 43 7 from 2021—2023 ACMI 37 Leasing agreements providing LTM Sep-2022 aircraft, complete crew, LOIs signed for cargo capacity increase 2019A 2021A LTM Sep-22 +29% maintenance and insurance from 2021—2023 Revenue Adj. EBITDA¹ # of Aircraft Source: Company information Notes: 8 1 Adj. EBITDA and Adj. EBITDA Margin are non-IFRS measures. See the appendix at the end of this Presentation for a reconciliation to the nearest IFRS measures

Istanbul is Strategically Located at the Center of Many Main Global Commercial Routes, Benefitting from State-of-the-Art Facilities at IGA Global CTK1 by Geography Istanbul’s Strategic Location Istanbul Airport is rapidly becoming one of the most important air cargo and logistics centersfor Europe, MiddleEast and Asia The airport, covering 1.4 million square meters, will have cargo handling capacity expected to reach 5.5m tons The volume of cargo transported in 2021 exceeded 1.7m tons, of which over 1.6m tons for international traffic EUROPE & CENTRAL ASIA Shift of global air freight’s center of gravity towards the East has further accelerated in the last couple of years Source: IATA, World Bank Note: 1 CTK: Cargo Ton Kilometer

A Historically Growing Sector with Multiple Tailwinds The air cargo industry has historically been characterized by structural growth, and demand shocks do not have long lasting impacts Covid impact on cargo capacity of long-haul passenger aircraft, together with e-commerce operators’ need for faster/overnight delivery that cannot be serviced by passenger aircraft as efficiently, resulted in increased demand for dedicated freighters A Global GDP and Trade Multiplier Increased Market Size and Volumes Air transport, freight (m ton-km), 1973–2019 2019-2021 (revenue in $bn, freight in m tons) Air transport, freight (million ton-km) Exports of goods and services (constant 2015 USD) Global GDP (constant 2010 USD) General cargo Source: IATA Industry Statistics Fact Sheet (Jun-2022), World Bank (ICIO, Civil Aviation Statistics and ICAO), Airbus GMF 2022 Notes: 1 Global GDP in constant 2010 USD 2 Exports of goods and services in constant 2015 USD

MNGA is Well Positioned Servicing the Full Cargo Spectrum Global integrators Own fleet and dry leasing (operational control) Purchasers of ACMI1, CMI2, Block Space agreements Foreign ownership restrictions to invest in non-domestic operations Direct shipper relationship retail & logistics Developing own air capacity through partnerships (e.g., Amazon) Logistics build-up of air capacity post-Covid (through charters, ACMI1, etc.) E-commerce often requires faster/overnight delivery Shipper relationship through freight forwarders Passenger airlines with cargo capacity Passenger airlines selling belly cargo capacity Some airlines with dedicated freighters Also use ACMI1, CMI2, Block Space Agreements to extend capacity Shipper relationship through freight forwarders Source: Company information Notes: 1 Defined as Aircraft, Crew, Maintenance and Insurance 2 Defined as Crew, Maintenance, and Insurance

A Well-Diversified Business Model Source: Company information Notes: 1 Defined as Aircraft, Crew, Maintenance and Insurance 2 14% represents median from 2017 to 2021 3 CTK: Cargo Ton Kilometer 4 Shipper relationship established through freight forwarders

Strong Growth & Attractive Margins LTM Sep-2022 Financial Highlights $353m 33% >98% Revenue Adj. EBITDA margin1 of revenue in USD/GBP/EUR Revenue & Adj. EBITDA1 Over Time Key Income Statement Figures LTM $m 2019A 2020A 2021A Sep-2022 Revenue 148 209 290 353 (–) Cost of Sales (125) (132) (202) (262) Gross Profit 22 77 88 91 Gross Margin 15% 37% 30% 26% (–) SG&A Expenses (9) (10) (8) (11) + Other Income from Operating Activities 1 2 3—Operating Income (EBIT) 14 67 79 80 + Depreciation & Amortization 29 27 32 37 Adj. EBITDA1 43 84 111 117 Adj. EBITDA Margin1 29% 40% 38% 33% Source: Company information Note: 1 Adj. EBITDA and Adj. EBITDA Margin are non-IFRS measures. See the appendix at the end of this Presentation for a reconciliation to the nearest IFRS measures

Strong LTM Sep-2022 Financial Performance LTM Se 2022 Financial Performance Financials in $m Source: Company information Notes: 1 Adj. EBITDA is a non-IFRS measure. See the appendix at the end of this Presentation for a reconciliation to the nearest IFRS measures

Tailwinds Across Geographies Driving Diversification MNGA revenues increased globally, benefitting from global trade growth and the acceleration of e-commerce adoption Source: Company information Note: 1 Route to Toronto began in 2022 2 14% represents median from 2017 to 2021

A Rare International Air Freight Investment Opportunity Global Airline Market ~$260bn market cap (>$90bn North America) Dominated by passenger contribution to capacity and earnings (cargo <3% in US1) Global Logistics >$60bn market cap (DSV, Kuehne & Nagel) Asset-light international freight forwarders; increasing users of freighter capacity Global Integrators ~$230bn market cap (UPS, FedEx, DHL) Ground B2B / B2C parallel networks, mostly domestic Cargo >$6bn market cap (Cargojet, Atlas, ATSG) Limited pure play international cargo opportunities Broad Peer Sets for MNGA Peer Sets Considered but Dismissed Global Logistics & Air Cargo Operators Global Integrators Airfreight Forwarders Most relevant peers Exposure to cargo market, Exposure to similar global although mostly ground trade drivers Key reference peer transport Source: Company materials, FactSet as of 10-Nov-22 Note: Bubble size in the top chart broadly reflects relative size among peer sets in terms of market cap 1 Based on 2019 data to avoid Covid-19 impact on business model

A Rare International Air Freight Investment: High Growth, High Margins, Revenue Visibility, Global Footprint and Cash Generative Global Logistics & Air Cargo Operators Global Integrators4 Airfreight Forwarders MNGA is more international MNGA servicing key routes by points of sale (e.g. UPS, DHL) global Similar airfreight Key Points for Provides service to global Largest freighter fleet Comparison express and e-commerce growth drivers operators E-commerce and Asset—light intercontinental end market Growth is a key differentiator deliveries Peers FY 2019-LTM 27.5% Sep-22 Revenue 37.2% 10.2%—27.5% 12.0%—15.5% 28.0%—41.4% CAGR Revenue Visibility Capital Intensity EV / Adj. 8.5x EBITDA1;2 5.8x 4.7x – 8.5x 5.3x – 9.4x 5.3x – 9.3x LTM Sep-22 EV / Growth-Adj. 0.3x EBITDA1;2;3 0.2x 0.2x—0.5x 0.3x – 0.8x 0.2x—0.2x LTM Sep-22 Source: FactSet as of 10-Nov-2022, company information Represents Cargojet’s metrics Notes: Financials converted to USD at the spot exchange rate as of 10-Nov-22 1 Adj. EBITDA and Adj. EBITDA Margin are non-IFRS measures. See the appendix at the end of this Presentation for a reconciliation to the nearest IFRS measures 2 MNGA multiples based on EV of $676m 17 3 Defined as (EV / LTM Sep-22 Adj. EBITDA) divided by Adj. EBITDA CAGR 2019-LTM Sep-22 4 FedEx figures as of LTM Aug-2022

MNGA Compares Favorably to Its Key Peers HQ in Istanbul, Turkey HQ in Mississauga, ON, Canada HQ in Wilmington, OH, US HQ in Purchase, NY, US Key Diversified routes across EMEA, Asia, Mostly domestic and Canada-US routes Mostly North America routes Mostly North America routes Information and US MNGA operates diversified >1,700 FTEs >5,200 FTEs >4,000 FTEs >700 FTEs routes, while its peers focus on North America 38 aircraft 1161 aircraft 9 aircraft in current fleet (2 additional 22x B767 1292 aircraft 8x B737 Current aircraft under LOI): 12x B757 122x2 B767 47x1 B747 Fleet 6x A300 MNGA operates medium 2x Challenger 601 7x A321 46x1 B767 3x A330 widebodies, similarly to 1x Cessna 720; 1x Beechcraft 1900D 16x B777 Cargojet and ATSG No revenue from scheduled flights No revenue from scheduled flights Warehouse Maintenance & handling ACMI All-in 2% Other 9% 10% charter 19% Dry 11% Scheduled Leasing Domestic 4% ACMI network Business Scheduled 24% 39% CAMâ´ Model & Block Charter ACMI 19% Space Services 41% Fuel & 62% 39% surcharges Airline 24% operations Only Cargojet benefits from 96% significantly diversified 73% of revenue from 3 customers3 revenue streams like MNGA 29% 40% 38% 33% 33% 42% 39% 35% 27% 28% 28% 29% 18% 26% 26% 22% MNGA’s margins are 50% higher 37% CAGR 27% CAGR 10% CAGR 20% CAGR 353 701 2,192 4,505 290 560 4,031 Key 494 1,790 1,931 209 1,678 3,211 359 2,739 Financials 148 2019A 2020A 2021A LTM Sep-22 2019A 2020A 2021A LTM Sep-22 2019A 2020A 2021A LTM Sep-22 2019A 2020A 2021A LTM Sep-22 MNGA significantly outpaced 2019 – 2021 growth its key peers’ growth rates at less than 1/3 MNGA over FY 2019-LTM Sep-22 Source: Company information, FactSet as of 10-Nov-22 Revenues ($m) EBITDA margin Notes: Financials converted to USD at the spot exchange rate as of 10-Nov-22 1 Excludes 4x B747 and 6x B767 aircraft configured as passenger aircraft; includes 21 3 As of 2021A 18 spare aircraft provided by CMI customers 4 Defined as Cargo Aircraft Management 2 Excludes 11x B767, 3x B777, and 4x B757 aircraft configured as passenger aircraft

MNGA Compares Favorably to Cargojet, Its Key Peer Routes Diversified across EMEA, Asia, and US Mostly domestic and Canada-US Key Information Employees >700 >1,700 9 aircraft in current fleet (2 additional aircraft 38 aircraft Current MNGA and Cargojet operate under LOI): 22x B767; 12x B757 Fleet medium widebodies 6x A300 2x Challenger 601 3x A330 1x Cessna 720; 1x Beechcraft 1900D Maintenance Warehouse All-in 2% & handling ACMI charter 9% 10% 11% Scheduled MNGA and Cargojet have Domestic Business comparable diversified ACMI network Model 24% 39% revenue streams Scheduled Charter Fuel & 39% 41% surcharges 24% 4% 22% 17% 25% 16% 2% (13%) 22% 6% 31% MNGA showed outstanding growth in the last 2 years 40% CAGR 39% growth 25% CAGR 34% growth Key 353 701 MNGA has generated strong 290 254 560 Financials 209 494 524 148 359 profitability with attractive net income margins3 2019A 2020A 2021A LTM Sep-21LTM Sep-22 2019A 2020A 2021A LTM Sep-21LTM Sep-22 2021 MNGA is priced at a discount LTM Sep-2022 Valuation multiples LTM Sep-2022 Valuation multiples 1 2 1 Valuation EV/Adj. EBITDA : 5.8x (-32%) EV/Adj. EBITDA : 8.5x to its key peer Metrics4 EV/Growth-Adj. EBITDA5: 0.2x (-50%)2 EV/Growth-Adj. EBITDA5: 0.3x Source: FactSet as of 10-Nov-2022, company information Notes: Financials converted to USD at the spot exchange rate as of 10-Nov-22 Revenues ($m) Net Income margin3 1 EV defined as Enterprise Value. Adj. EBITDA and Adj. EBITDA Margin are non-IFRS measures. See the appendix at the end of this Presentation for a reconciliation to the nearest IFRS measures 2 Discount from Cargojet multiple 3 Defined as net income divided by revenue; Cargojet net income excluding fair value changes in warrants 19 4 MNGA multiples based on EV of $676m 5 Defined as (EV / LTM Sep-22 Adj. EBITDA) divided by Adj. EBITDA CAGR 2019-LTM Sep-22

Key Investment Highlights 1 A Global Logistics Provider and E-Commerce Enabler 2 Substantial Sector Tailwinds Due to Increasing Demand Combined with Supply-Side Constraints 3 Established Track Record, with Close Partnerships with Key Global Logistics Providers 4 Strategically Based in One of the Largest and Fastest-Growing Air Cargo Markets Globally Significant Potential Upside from Multiple Growth Levers including E-Commerce Integration, Expanded 5 Network and Increasing Penetration in Key Markets Through Vertical Integration 6 Barriers to Entry Driven by Slots Guaranteed at Some of the Most Desirable Airports Globally 7 Operational Excellence Evidenced by Multiple Awards from Airbus and Governmental Agencies 8 Highly Experienced Management Team with Deep Domain Expertise Backed by Long-Term Committed Shareholders

Appendix A Supporting Key Investment Highlights Materials

A Global Logistics Provider and E-Commerce Enabler MNGA is a global logistics provider and e-commerce enabler, with strong revenue visibility from contracts and $117m LTM Sep-2022 Adj. EBITDA2 Annual or Multi-year Contracts Scheduled & Block Space ACMI Charter 48% of LTM Sep-2022 Revenues1 10% of LTM Sep-2022 Revenues 41% of LTM Sep-2022 Revenues Port-to-port air cargo service & Solutions provider for express courier and Solutions provider for 60 charter broker logistics support provider air cargo businesses such as UPS, DHL and companies, integrators and major airlines Turkish Airlines Leading charter business in the EMEA region Transcontinental routes to support rapid growth in e-commerce demand across Asia, the EU, and the United States Access to hubs in Paris, London, Amsterdam, and Germany via night flights driving next-day delivery Direct sales in North America with weekly flights to JFK Airport in New York and Pearson International in Toronto Maximizing cargo load factor in long distance flights giving MNGA a competitive edge and increasing profitability Global >3,500 180,000 tons 680 million >15,000 100+ routes to network flights of cargo freight ton- customers 61 destinations spanning 4 annually annually kilometres across 41 continents offered countries Source: Company information Notes: 1 Also includes ramp handling, warehouse export & import, technical and other revenue 22 2 Adj. EBITDA and Adj. EBITDA Margin are non-IFRS measures. See the appendix at the end of this Presentation for a reconciliation to the nearest IFRS measures

A Global Logistics Provider and E-Commerce Enabler MNGA is a global logistics provider and e-commerce enabler, with an air cargo network including >60 destinations MNGA route network1 Source: Company information Note: 1. Arrow size reflects relative contribution of different routes to overall CTK 2 Turkey is included in Europe 3 14% represents median from 2017 to 2021

Substantial Long-Lasting Tailwinds Due to Increasing Demand Combined with Supply-Side Constraints Meaningful secular tailwinds due to growth in global trade and the shift in consumer behavior that has driven e-commerce acceleration, combined with supply-side constraints in the logistics industry Near- to Medium-Term Dynamics Long-Term Dynamics PASSENGER WIDEBODY E-COMMERCE BUSINESS CAPACITY LOSS Share of worldwide air cargo transported via passenger MODELS Global e-commerce volume was recorded at c.$3.5 widebody aircraft decreased trillion in 2019 and is forecasted to surpass $6.5 from c.50% to c.30% (from Q1 2020 to Q2 2021) trillion by 2023 SUPPLY CHAIN Potential shifts in specific destinations, but not SUPPLY CHAIN DISRUPTIONS STRATEGIES Air cargo has been used to address supply chain fundamental macro demand changes to recoveries global supply chains served by the air cargo networks GOODS DEMAND & ECONOMIC FREIGHTER FLEET RTK growth combined with proven need for dedicated RECOVERY Demand for consumer products increasing GROWTH freighter capacity is expected to result in need for disproportionately to spending for leisure, travel c.70% larger fleet over pre-pandemic levels and services by 2040 MARITIME SHIPPING FLEET REPLACEMENT CHALLENGES Shift towards air cargo due to maritime shipping NEEDS c.50% of new deliveries over the next 20 years are challenges, causing a narrower spread expected to be targeted to replace existing older between air and maritime cargo transport and less efficient freighters Source: Boeing CMO 2021, Boeing Air Cargo Forecast 2020-2039, Company information

Strategically Based in One of the Largest and Fastest-Growing Air Cargo Markets Globally Strategically based in one of the largest and fastest-growing air cargo markets globally, with access to key destinations in Europe, the Middle East, Africa and Asia within 3 hours Istanbul is at the Heart of the Modern Silk Road Istanbul’s Strategic Location Trade surpassing >$380 billion flowed through the country in 2020 Istanbul Airport is rapidly becoming one of the Turkey is one of the largest most important air cargo and logistics centers air cargo markets globally for Europe, MiddleEast and Asia Istanbul is one of the The airport, covering 1.4 million square largest cities in the world, meters, will have cargo handling capacity with over 15m people expected to reach 5.5m tons The volume of cargo transported in 2021 Source: The Belt and Road Cities’ exceeded 1.7m tons, of which >1.6m tons for Connectivity Index, The Observatory of international traffic Economic Complexity (OEC) Source: IGA, International Airport Review, Turkish Airport Authority Air Transport Freight in Turkey and as a Share of Global Air Freight Air transport, freight (m ton-km), 1973–2020 Air transport freight has a Air increased in Turkey by a CAGR 8,000 4.00% % (million of of 23.1% from 2009-2019 (vs. 2.4% worldwide) 6,000 3.00% total 1 carried transport km)—4,000 2.00% world Turkey’s global share of air ton freight traffic air transport freight has increased in 2,000 1.00% from 0.6% in 2010 to 3.8% in Turkey 2020 0 0.00% transport Scheduled 1973 1978 1983 1988 1993 1998 2003 2008 2013 2018 as Source: World Bank (ICIO, Civil Aviation Statistics and ICAO) Note: 1 Represents total (international and domestic) scheduled traffic carried by air carriers registered in Turkey 25

Significant Upside from Multiple Growth Levers including E-Commerce Integration Enhanced value proposition driving increased exposure to e-commerce clients, supported by IGA’s potential to become an important e-commerce hub MNGA’s e-commerce revenue grew to $51m in 2021, despite not accounting for any revenues in 2020. This segment continues to show strong growth – as of September 2022, with $82m e-commerce revenue over the last twelve months. Due to MNGA’s strategic positioning along the modern silk road, the Company is well-positioned to address this market further by connecting Asia with the West MNGA’s cargo originating from Asia grew at a 230% CAGR from 2019 to 2021 and continues seeing strong demand from Asian customers MNGA Commerce Revenue Growt 2 $82m +61% $51m +$51m $0 2020 2021 LTM Sep-22 Istanbul Grand Airport commerce Hub Opportunity Istanbul Grand Airport as Primary Hub MNGA Key Integrated Capabilities The largest airport by traffic volume in Europe1 offering Scalable IT platform driving continuous improvements all services that are key for e-commerce: for user experience and greater operational efficiency State-of-the art technology and facilities at IGA Primary opportunities for Parcel sorting (e.g. conveyor belt) & picking for dispatch >16,500 m2 of strategically located storage space in e-commerce retailers Turkey Short-term storage / warehousing model providing last-mile Agile & flexible service Significant connectivity with facilities located outside delivery & digital integration with custom authorities the airport through an integrated logistics offering Hyperconnectivity to other important gateways Source: Company information Note: 1 As of 2021 according to Airports Council International 26 2 Customers shown include shipper relationships through freight forwarders

Upside from Multiple Growth Levers Including Geographic Expansion & Vertical Integration Expanding operations in strategic markets support global customer base MNGA began flying to JFK in November 2021 and continues to operate weekly flights to the airport. MNGA also partners with US delivery networks to provide cargo to other major US cities, including Chicago, Los Angeles, Houston, Atlanta, and Miami In October 2022, MNGA started flying to Toronto to service the Canadian market and strengthen its footprint in North America M&A: MNGA is actively evaluating M&A targets with an Air Operator’s Certificate (AOC) in the US, as well as throughout Europe, including in Germany & the UK MNGA operates customs-bonded warehouses, a requirement for cross-border shipments, and is trusted by some of the most recognizable brands globally. MNGA anticipates having capacity to handle 18,000 tons p.a. M&A: MNGA is actively evaluating warehouse acquisition opportunities in the US and throughout Europe, including in Germany, France, Belgium and the Netherlands to leverage local warehousing and 3PL offerings to strengthen next-day delivery capabilities and further increase air cargo volumes “We are delighted that our long-time cargo airline partner MNG Airlines is significantly growing its presence at CGN (Cologne Airport). Especially the German and BeNeLux-exporters will benefit from the new JFK flights.” - Johan Vanneste, President & CEO Cologne Bonn Airports

Barriers to Entry Driven by Rights to Slots at Some of the Most Desirable Airports Globally Key airports globally (e.g. JFK, CDG, CGN) are capacity-constrained and unable to offer new slots to competitors; the future of e-commerce lies within achieving same-day delivery through utilization of key slots Historical Slot Portfolio of MNGA The most common entry barriers at Level 3 airports (“coordinated airports”) are capacity and slot availability Slots are very limited due to the inaccessibility of the night period (aimed at reducing aircraft noise) Therefore, a new entrant could spend years on the waiting list to access a Level 3 airport, regardless of its market power

Operational Excellence Evidenced by Multiple Awards from Airbus and Governmental Agencies Multiple awards from Airbus and further registered as Service Supplier & Vendor to UN, NATO, US Military and Non-Military Organizations Track Record of Excellence International and Governmental Accreditations & Certifications Source: SkyWise, Company information Notes: 1 Average figures from 2012 to 2021 2 Global Average based on the worldwide fleet data provided by SkyWise

Highly Experienced Management Team with Deep Domain Expertise MNGA executive team brings over 185+ years of experience1 Murathan Günal Ali Sedat Özkazanc Gamze Ete Kuran Chairman of MNGA & CEO of MNGA Head of Compliance and ESG CEO of MAPA Group Emre Mazanoğlu Ali Şimşek Head of Financial Control and Head of Finance and Accounting Investor Relations, and Director 185+ years 70+ years 35+ years of combined experience(1) at MNGA(1) at MAPA Group(1) Source: Company information Note: 1 Including full executive team

Appendix B Additional Valuation Materials

Leading Metrics in the Industry – Growth, Profitability and Pricing Power Revenue CAGR FY 2019-LTM Sep-2022 Source: FactSet as of 10-Nov-2022, company information Notes: 1 Adj. EBITDA and Adj. EBITDA Margin are non-IFRS measures. See the appendix at the end of this Presentation for a reconciliation to the nearest IFRS measures 2 LTM Aug-2022

Entry Price Point at Substantial Discount to Cargojet, Its Key Peer EV / Adj. EBITDA1;2 LTM Sep-2022 Source: FactSet as of 10-Nov-2022, company information Notes: 1 Adj. EBITDA and Adj. EBITDA Margin are non-IFRS measures. See the appendix at the end of this Presentation for a reconciliation to the nearest IFRS measures 2 MNGA multiples based on EV of $676m 3 Defined as (EV / LTM Sep-22 Adj. EBITDA) divided by Adj. EBITDA CAGR 2019-LTM Sep-22 4 LTM Aug-2022 multiple

Appendix C Additional Materials

Long-Haul Fleet Growth for Further Global Connectivity Current Full Airbus Long-Haul Fleet – Owned and Leased – Provides Predictable Capacity Range Payload Aircraft Model Vintage In Date End Date (km) (tons) 1995 2014 Owned 1989 2015 Owned 1989 2013 Owned 4,800 47 A300-600F km tons 1999 2008 2024 1994 2012 2024 1994 2013 2024 6,000 68 A330-200F 2012 2012 Owned km tons 2007 2021 2027 A330-P2F300 6,780 61 km tons 2007 2022 2028 2008 2023 2031 1 3,800 27 A321-200P2F km tons 2002 2024 2032 Source: Company information, Airbus Notes: 35 1 Two additional aircraft under non-binding LOIs and subject to closing; range and payload refer to A321-P2F family

MNGA ESG Strategy 1. Upgrading Our Fleets to Cleaner Veh By transitioning to cleaner fleets, whether they are fuel-efficientoruse fossil-free energy, we can dras reduce our CO2 emissions. Sustainable Aviation Fuels (SAF) expected to be in by 2024. We are also concerned about noise pollu adhere to several airport noise pollution regulatio 2.Transition to Green Buildings Decarbonizing our air cargo operations also includes the efforts to transition to green buildings: cargo facilities at airports, warehouses, airport terminals, offices 3. GO e-Freight Replacing paperwork with electronic messages and further digitalization to reduce the carbon footprint creasing Fuel Efficiency rt of environmental protection imate change mitigation, we undertaken numerous measures uce our carbon footprint by ving fuel efficiency. We have tarted employing younger fts in our fleet 4. Carbon Footprint Tracking We have started to implement a carbon footprint tracking system to reduce the carbon footprint of our operations

MNGA – Historical Income Statement Income Statement YTD YTD (‘000 USD) 2019 2020 2021 Sep-2021 Sep-2022 Revenue 147,787 208,807 289,668 190,235 253,573 Cost of Services (-) (125,394) (131,948) (201,810) (136,972) (196,860) Gross Profit 22,393 76,859 87,858 53,264 56,713 General Administrative Expenses (9,022) (9,418) (10,231) (7,243) (7,808) Other Income From Operating Activities 1,011—Operating Income 14,381 67,177 79,455 47,100 47,603 Income From Investment Activities (Net) (3,088) -Share of Investments’ Profit / Loss 382 202 345 415 441 Financial Expense (-) (2,275) (6,429) (12,821) 423 4,497 Profit Before Tax 9,400 60,950 66,979 47,939 52,541 Tax (-) (2,978) (15,593) (16,547) (7,254) (5,773) Net Income 6,422 45,357 50,432 40,685 46,768 Depreciation Expenses in IC 28,522 27,375 31,509 21,953 27,891 Aircraft, Machinery and Equipment 28,023 26,274 30,364 21,114 26,850 General Expenses and Administration 499 1,101 1,145 839 1,041 Key items—LTM LTM LTM (‘000 USD) Sep-21 Sep-22 Revenue 254,195 353,006 Adjusted EBITDA 95,840 117,406 Adj. EBITDA Margin 38% 33% Net Income 62,568 56,515 Net Income Margin 25% 16% Source: Company information Notes: The financial information and data contained in this Presentation for the year ended December 31, 2019 and the year to date and last twelve months ended September 2021 and 2022 are unaudited. The financial information and data for the year ended December 31, 2019 and the last twelve months ended September 2021 and 2022 does not conform to Regulation S-X. Such information and data maynot be included in, may be adjusted in or maybe presented differently in the registration statement to be filed with the SEC relating to the potential business combination and the proxy 37 statement/prospectus contained therein. Any adjustments to this historical information and data may be material. Adj. EBITDA is a non-IFRS measure. See the appendix at the end of this Presentation for a reconciliation to the nearest IFRSmeasures

MNGA – Historical Income Statement and Balance Sheet Balance Sheet Assets (‘000 USD) 2020 2021 Sep-2022 Cash and cash equivalents 46,542 46,186 17,235 Trade receivables 17,743 26,748 17,478 - Related Parties 875 1,922 231—Third Parties 16,868 24,826 17,247 Other receivables 17,868 35,019 61,084 - Related Parties 17,375 34,676 59,694—Third Parties 493 343 1,390 Inventories 2,371 2,960 4,771 Prepayments 3,245 3,279 971 Other current assets—132 511 Total Current Assets 87,770 114,324 102,049 Financial investments 39 39 39 Property, plant and equipment 163,185 211,387 219,682 Intangible assets 1,499 3,163 6,743 Equity accounted investees 1,825 2,015 2,135 Prepayments 14,740 18,853 25,992 Total Non-current Assets 181,288 235,457 254,590 Total Assets 269,058 349,781 356,639 Liabilities (‘000 USD) 2020 2021 Sep-2022 Short-term borrowings 29,487 35,704 13,495 Short-term portion of long-term borrowings 2,918 17,854 20,036 Trade payables 22,300 27,186 31,478 - Related Parties 633 1,873 875—Third Parties 21,666 25,313 30,603 Liabilities related to the employee benefits 1,944 2,014 2,384 Other payables 1,343 1,055 8,622 - Third Parties 1,343 1,055 8,622 Current tax liabilities 3,546 2,893 2,352 Contract liabilities 140 8,485 -Short-term provisions 1,104 1,293 1,624 - Provisions Related to the employee benefits 1,097 1,290 1,081—Other 7 2 543 Total Current Liabilities 62,781 96,482 79,991 Long-term borrowings 33,860 53,368 56,044 Long term provisions 3,173 2,363 2,732 - Provisions Related to the employee benefits 3,173 2,363 2,732 Deferred tax liabilities 25,203 28,637 27,063 Total Non-Current Liabilities 62,236 84,369 85,839 Total Liabilities 125,017 180,852 165,830 Equity Attributable To Owners Of The Parent Share capital 33,285 33,285 33,285 Items that are or may be reclassified subsequently to profit (383) (935) (2,067) or loss - Foreign Currency translation differences 111 (35) (356)—Remeasurements of defined benefit liability (618) (1,125) (2,138) (asset) -Taxes on items that will not be reclassified to 124 225 428 profit or loss Restricted reserves 5,314 8,063 10,433 Retained earnings 105,825 128,516 149,158 Total equity 144,041 168,929 190,809 Total equity and liabilities 269,058 349,781 356,639 Source: Company information Notes: The financial information and data contained in this Presentation as of September 2022 is unaudited. Such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement to be filed with the SEC relating to the potential business combination and the proxy statement/prospectus contained therein. Anyadjustments to this historical 38 information and data may be material

MNGA – Historical Cash Flow Statement Cash Flow Statement YTD YTD (‘000 USD) 2020 2021 Sep-21 Sep-22 Profit for the period 45,357 50,432 40,685 46,768 Adjustments for: Depreciation and amortisation expense 27,375 31,509 21,953 27,891 (Reversal of) impairment losses on property, plant and equipment (10,580) — -Provisions and employee benefits 758 840 1,395 849 Interest (income) 1,375 (365) (275) (27) Share of profit of equity-accounted investees (202) (345) (415) (441) Tax expense 15,593 16,547 7,254 5,773 The adjustments for the reconciliation of net profit/(loss) 34,318 48,186 29,910 34,045 Changes in: Decrease in trade receivables (1,033) (9,075) 1,401 9,039 Decrease/(Increase) in other receivables 771 18 18 (1,426) (Increase) in inventories (5) (589) (600) (1,810) (Increase)/Decrease in prepayment (3,539) (4,147) 353 (4,830) Increase in trade payables 8,900 2,842 4,744 8,492 Increase/(Decrease) in other payables to related operations 942 (218) (374) 7,937 Increase/(Decrease) in contract liabilities 140 8,345 1,783 (8,485) Other non-cash assets (*) 1,278 2,256 (2,427) (4,031) Cash flows from operations 87,130 98,049 75,494 85,698 Payments related to provisions for employee benefits (217) (239) (164) (258) Interest paid (2,722) (4,552) (3,234) (3,115) Tax payments (7,476) (6,393) (17,962) (6,997) Net Cash from operations 76,715 86,865 54,135 75,328 Proceeds from sale of property, plant, equipment and intangible assets 2,201 — -Purchase of property, plant and equipment, intangible assets (34,118) (54,660) (38,654) (39,766) Cash flow used in investing activities (31,917) (54,660) (38,654) (39,766) Proceeds from borrowings 23,794 70,984 58,633 36,129 Repayments of borrowings (3,279) (38,523) (21,162) (40,254) Change in other receivables (22,489) (57,927) (59,949) (51,096) Payment of lease labilities (8,825) (19,190) (13,938) (13,586) Interest received 5 129 128 204 Dividends paid (1,255) (1,546) (1,546) (1,497) Cash flow from financing activities (12,049) (46,073) (37,833) (70,099) Net (decrease) in cash and cash equivalents before the effect of exchange rate changes 32,749 (13,868) (22,352) (34,537) Unrealized foreign currency translation differences 1,548 13,512 10,924 5,586 Net increase / (decrease) in cash and cash equivalents 34,297 (356) (11,428) (28,951) Cash and cash equivalents at the beginning of the period 12,245 46,542 46,542 46,186 Cash and cash equivalents at the end of the period 46,542 46,186 35,114 17,235 Source: Company information Notes: The financial information and data contained in this Presentation for the year to date September 30, 2022 and 2021 is unaudited. Such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement to be filed with the SEC relating to the potential business combination and the proxy statement/prospectus contained therein. 39 Any adjustments to thishistorical information and data may be material

Reconciliation of Non-IFRS to IFRS Measures (‘000 USD) 2019 2020 2021 YTD Sep-2021 YTD Sep-2022 Net Income 6,422 45,357 50,432 40,685 46,768 Tax expense 2,978 15,593 16,547 7,254 5,773 Income from investing activities 3,088 -Share of profit from investments under the equity method (382) (202) (345) (415) (441) Finance Expenses1 2,275 6,429 12,821 (423) (4,497) Depreciation and amortization 28,522 27,375 31,509 21,953 27,891 Reversal from impairment (10,580) Adjusted EBITDA 42,903 83,972 110,964 69,053 75,494 Adjusted EBITDA Margin (Adjusted EBITDA / Revenue) 29% 40% 38% 36% 30% (‘000 USD) 2020 2021 YTD Sep-2021 YTD Sep-2022 Net Cash from Operations 76,715 86,865 54,135 75,328 Less: Maintenance capex (23,838) (21,903) (13,628) (17,740) Adjusted Cash Conversion (Post Maintenance Capex) 52,877 64,962 40,507 57,588 Adj. Cash Conversion Margin (Adjusted Cash Conversion (Post 69% 75% 75% 76% Maintenance Capex) / Net Cash from Operations) Less: finance lease principal repayment (8,825) (19,190) (13,938) (13,586) Adjusted Cash Conversion (Pre-Growth Capex) 44,052 45,772 26,569 44,002 Adj. Cash Conversion Margin (Adjusted Cash Conversion (pre Growth 57% 53% 49% 58% Capex) / Net Cash from Operations) Less: Growth capex (10,280) (32,758) (25,026) (22,026) Add: Proceeds from disposals of property, plant equipment, intangible 2,201 — -assets Adjusted Cash Conversion 35,972 13,014 1,543 21,976 Adj. Cash Conversion Margin (Adjusted Cash Conversion / Net Cash from 47% 15% 3% 29% Operations) Source: Company information Notes: Such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement to be filed with the SEC relating to the potential business combination and the proxystatement/prospectuscontained therein. Anyadjustments to this historical information and data maybe material 40 1. Financial expensesincludeinterest expenses on bank loansand foreign exchange gains or losseson financial assets and liabilities(other than tradereceivables and payables)

Appendix D Industry Outlook

For Passenger Airlines, Cargo Continues to be the Bright Spot “Turkish cargo performed well as we recorded around $900 million of revenue” “To sustain our growth in cargo, we are introducing new products, focusing more on niche cargo segments and facilitating more strongly the efficiency growth by our new cargo terminal in Istanbul Airport” “…our investment management team is looking for new aircraft, especially cargo” “We are seeing some erosion in the yield environment, but being able to compensate this drop with increasing total tonnes carried” November 3rd 2022, Q3 22 Earnings Call “…we saw a very large opportunity with freighters, with cargo. And so we have launched really back into the dedicated freighter business” “…we have a strong, a very strong team on the cargo side and saw this really as a dimension that will not stop growing. And so we made the pivot and jumped into it.” September 15th 2022, Investor Conference “the second million more than w olding strong, and it’s even compared to 2021. So the yields, the price per ATK is up at 14% compared to 2019” October 28th 2022, Q3 22 Earnings Call “Cargo posted another strong quarter with revenue increasing nearly 40% compared to 2019, with the reduction in air cargo traffic as seafreight recovered which was more than offset [by] strong yields.” October 28th 2022, Q3 22 Earnings Call “Lufthansa Cargo (…) expects to post another record result for ‘22. In the first 9 months of this year, our Cargo colleagues have generated an operating profit of an impressive EUR 1.3 billion, and therefore, expect their full year results to exceed last year’s figure of EUR 1.5 billion. Overall, it doesn’t take much to hear that from my voice here, we remain optimistic for the rest of this year” “For next year, we still expect the yields to be above what we had precrisis level” October 27th 2022, Q3 22 Earnings Call

Global Carriers Indicate that Demand for Air Freight Remains Robust, Including on the Europe-Asia Route “B2B outlook slightly above global GDP –and in line with pre- COVID trends. B2B E-commerce remains the fuel for additional growth. Normalization in B2C is happening, but continued growth above GDP as crossborder E-commerce continues to take share of retail spending” September 8th 2022, DHL Investor Day “Demand expected to outstrip supply through 2030. Given demand vs supply imbalance, rates to stay at high levels through 2023 – 2024” June 13th 2022, DHL Global Forwarding, Freight Mgmt. Update “Trade between Asia and Europe countries accounts for about half of the world’s merchandise commerce (…). 2021 saw trade between China and Europe grow to $800b, and the trajectory continues with a 12% YoY increase over January and February 2022 to $138b (…). Trade between other Asian markets (…) and the EU also continues to show a healthy momentum” “As one of the most important trade lanes in the world, Asia- Europe is where mega-economies will converge in the coming years” June 16th 2022, Kawal Preet, president of AMEA “Weaker demand [in air freight] was more than compensated by strong yields.” Reported 48% YoY growth in gross profit / tonne for air freight. October 25th 2022, Q3 2022 Results “747s are gone, 380s are gone. Those were the biggest belly businesses, they’re all gone. So what are we left with is 777s basically or A350 aircraft, and there’s a lot of narrow-bodies that are going to fly internationally. So I think there’s a hybrid model that some of the belly business will go back, obviously, but we feel a lot of it will be retained by the freighters.” “Our 2026 adjusted EBITDA is expected to continue to be greater than 35% of revenue” “e-commerce will continue to grow at attractive compound annual growth rates for years, if not decades. We believe that this will help mitigate the risk of any potential recession” October 31st 2022, Q3 2022 Earnings Call

Boeing Believes Freighters Will Remain Important for the World Air Cargo Industry Most passenger belly capacity does not serve key cargo trade routes Twin-aisle passenger schedules often do not meet shipper timing needs Freight forwarders prefer palletized capacity, which is not available on single-aisle aircraft Passenger bellies cannot serve hazardous materials and project cargo Payload-range considerations on passenger airplanes may limit cargo carriage Sources: Boeing World Air Cargo Forecast 2020–2039 44

MNG Airlines

Risk Factors You should carefully consider the risks and uncertainties described in the “Risk Factors” contained herein, the “Risk Factors” section of Golden Falcon’s Form 10- K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2022 and subsequently filed Quarterly Reports on Form 10-Q, other documents filed by Golden Falcon from time to time with the SEC and any risk factors made available to you in connection with Golden Falcon, MNGA (“Company”) or the Potential Business Combination (together, the “Potential Business Combination Risk Factors”). Risks Related to MNGA The Company’s reputationand business could be adversely affected in the event of an aviation accident or similar public incident involving its aircraft or personnel. The Company and the air cargo industry in general are particularly sensitive to changes in economic conditions and continued negative economic conditions that would likely continue to adversely affect the Company and its ability to obtain financing on acceptable terms. Air cargo companies are often affected by factors beyond their control including: air traffic congestion at airports; air traffic control inefficiencies; adverse weather conditions, such as hurricanes or blizzards; terrorist activities; increased security measures; new logistics related taxes or the outbreak of disease, any of which could have a material adverse effect on the Company’s business, results of operations and financial condition. Risks associated with the Company’s presence in international emerging markets, including political or economic instability, and failure to adequately comply with existing legal requirements, may materially adversely affect the Company. The Company is subject to significant governmental regulation and changes to the civil aviation regulatory framework may adversely affectthe Company, its business and results of operations, including its competitiveness and compliance costs. The Company is subject to a number of environmental, health and safety and tax laws and regulations, and the cost of compliance with, and any liabilities under, current and future laws and regulations may have a material adverse effect on its business, financial condition, results of operations or prospects. The Company operates in a competitive industry and actions by its competitors could adversely affect the Company. Significant capital investments, including the expansion of its fleet have been, and may in the future continue to be, necessary to achieve the Company’s growth plans, which carry project and other risks. Reduction in demand for cargo or charter operations of the Company, or governmental reduction or limitation of operating capacity, could harm its business, results of operations and financial condition. The Company relies on efficient daily aircraft utilization to address peak demand, which makes itvulnerable to delays, cancellations or aircraft unavailability. Failure to obtain, renew or maintain the permits and approvals required to operate the Company’s businesses may have an adverse effect on its business, financial condition, results of operations and prospects. The Company relies on the strength of its reputation and the reputation of MAPA. If the Company and/or its parent company are unable to maintain and enhance its brand and capture additional market share or if the reputation and business of the Company and/or its parent company are harmed, this could have a material and adverse impact on its business, financial condition, results of operations and prospects. The Company flies and depends upon Airbus aircraft, and the Company could suffer if it does not receive timely deliveries of aircraft, if aircraft from this company become unavailable or subject to significant maintenance or if the public negatively perceives its aircraft.

Risk Factors (Cont’d) Risks Related to MNGA (Cont’d) The Company is highly dependent on its main hub at Istanbul Grand Airport (“IGA”), as its primary hub, especially for its e-commerce integration, and as such, a material disruption at its main hub could adversely affect the Company. A failure to implement its growth strategy may adversely affect the Company. Any inability to attract and retain key management and qualified personnel may negatively affect the Company’s business. Increases in labour benefits, and other worker-related disturbances may adversely affect the Company, including its ability to carry out normal business operations. Unexpected increases in the price of aircraft fuel or a shortage or disruption in the supply of aircraft fuel could have a material adverse effect on the Company’s business, results of operations and financial condition. The outbreak of COVID-19 has had an adverse impact that has been material to the Company’s business, operating results, financial condition and liquidity, and the duration and spread of the pandemic could result in additional adverse impacts. The outbreak of another disease or similar public health threat in the f uture could also have an adverse effect on the Company’s business, operating results, financial condition and liquidity. Because the air cargo industry is characterized by high fixed costs and relatively elastic revenues, airlines cannot quickly reduce their costs to respond to shortfalls in expected revenue and this may harm the Company’s ability to achieve its strategic goals. A possible consolidation in the Turkish and global air cargo industry may adversely affect the Company. Technical and operational problems in the Turkish civil aviation infrastructure, including air traffic control systems, airspace and airport infrastructure, may have a material adverse effect on the Company’s strategy and, consequently, on the Company. The Company is exposed to the risk of inadvertently violating anti-corruption, anti-money laundering, anti-terrorist financing and economic sanctions laws and regulations and other similar laws and regulations and any violation or alleged violation of anti-corruption, anti-bribery, anti-money laundering and antitrust laws and regulations could adversely affect the Company, including its brand and reputation. The Company could be adversely affected by expenses or stoppages associated with planned or unplanned maintenance on its aircraft, as well as any inability to obtain spare parts on time. The Company relies on third-party suppliers for its aircraft and aircraft engines as well as aircraft fuel. The Company is, and may in the future be, involved in litigation that may have a material adverse affect. Any expansion of the Company’s business activities through mergers, acquisitions, joint ventures or strategic alliances may be impacted by antitrust laws, access to capital resources, and the costs and difficulties of integrating future acquired businesses and technologies, which could impede its future growth and adversely affect its competitiveness.

Risk Factors (Cont’d) Risks Related to MNGA (Cont’d) The air cargo business is capital intensive and if the Company is unable to maintain sufficient cash resources, its existing and future debt obligations, this could impair its liquidity and financial condition. Increases in insurance costs or reductions in insurance coverage may have a material adverse effect on the Company’s business, results of operations and financial condition. Failure to maintain good employee relations may affect the Company’s operations and the success of its business. The Company’s intellectual property rights, particularly its branding rights, are valuable, and any inability to protect them may adversely affect its business and financial results. A delay or failure to identify and devise, invest in and implement certain important technology, business, and other initiati ves could have a material impact onthe Company’s business, financial condition and results of operations. The Company depends significantly on automated systems and cyber security threats continue to increase in frequency and sophistication, and a successful cyber security attack could interrupt or disrupt its information technology systems, or those of its third-party service providers, which could, among other adverse effects, disrupt its business, force the Company to incur costs or cause reputational harmony breakdown, hacking or changes in these systems may adversely affect the Company. System failures, defects, errors or vulnerabilities in its website, applications, backend systems or other technology systems or those of third-party technology providers could harm the Company’s reputation and adversely affect its business. The Company has entered into, and will continue to enter into, related party transactions with its parent company, as well as other related parties. Risks Related to Turkey The catastrophic earthquakes in February 2023 could have a material adverse effect on Türkiye and in turn on our the Company’s, results of operations and financial condition. The Company is subject to risks associated with doing business in an emergingmarket. The Company’s headquarters and facilities are located in Turkey and, therefore, its prospects, business, financial condition and results of operations may be adversely affected by political or economic instability in Turkey. Turkey’s economy is subject to inflation and risks related to its current account deficit. Turkey’s economy has been undergoing a significant transformation and remains subject to ongoing structural and macroeconomic risks. Turkey is subject to internal and external unrest and the threat of future terrorist acts, which may adversely affect the Company. Conflict and uncertainty in neighboring and nearby countries may have a material adverse effect on the Company’s business, financial condition, results of operations or prospects. Risks from events affecting Turkey’s relationship with Russia Risks from events affecting Turkey’s relationship with the European Union Risks from events affecting Turkey’s relationship with the United States

Risk Factors (Cont’d) Risks Related to Operating as a Public Company The Company’s senior management team has limited experience managing a public company, and regulatory compliance obligations may divert theirattention from the day-to-day management of its businesses. As a public reporting company, the Company will be subject to rules and regulations established from time to time by the SEC and Public Company Accounting Oversight Board regarding its internal control over financial reporting. If the Company fails to establish and maintain effective internal control over financial reporting and disclosure controls and procedures, itmay not be able to accurately report its financial results or report them in a timely manner. The Company will incur significant costs as a result of operating as a public company. The Company has identified material weaknesses in its internal control over its financial statements for the years ended Dece mber 31, 2021 and 2020. If the Company is unable to develop and maintain an effective system of internal control over financial reporting, it may not be able to accurately report its financial results in a timely manner, which may adversely affect investor confidence in MNG and materially and adversely affect the Company’s business and operating results. Risks Related to Golden Falcon and the Business Combination Golden Falcon’s directors and officers have potential conflicts of interest in recommending that Golden Falcon’s stockholders vote in favor of the adoption of the business combination agreement relating to the potential business combination and approval of the other proposals to be described in the proxy statement/prospectus to be filed relating to the potential business combination. Golden Falcon stockholders will have a reduced ownership and voting interest after the potential business combination and wil l exercise less influence over management. Securities of special purpose acquisition companies that have engaged in a business combination transaction, such as the pote ntial business combination, may experience a material decline in price relative to the share price of the special purpose acquisition company prior to such business combination transaction. Because Golden Falcon has no current plans to pay cash dividends on Golden Falcon’s Class A common stock, you may not receive any return on investment unless you sell your Golden Falcon Class A common stock for a price greater than that which you paid for it. Golden Falcon stockholders will not have any rights or interests in funds from the Trust Account, except under certain limited circumstances. To liquidate their investment, therefore, Golden Falcon stockholders may be forced to sell their securities, potentially at a loss. If we consummate the potential business combination, there is no guarantee that the public warrants will ever be in the money , and they may expire worthless and the terms of the public warrants may be amended. There is no guarantee that a public stockholder’s decision to redeem its shares for a pro rata portion of the Trust Account w ill put the stockholder in a better future economic position. The nominal purchase price paid by the sponsor and independent directors for the founder shares may significantly dilute the implied value of the public shares upon completion of the potential business combination. In addition, the value of the founder shares will be significantly greater than the amount the sponsor and independent directors paid to purchase such shares, even if the potential business combination causes the trading price of the MNGA ADSs following the closing of the potential business combination to materially decline. Warrants will become exercisable for MNGA Ordinary Shares, which would increase the number of shares eligible for future resale in the public market and result in dilution to Golden Falcon’s stockholders.

Risk Factors (Cont’d) Risks Related to Golden Falcon and the Potential Business Combination (Cont’d) The sponsor, and Golden Falcon’s officers and directors have agreed to vote in favorof the proposed business combination, regardless of how the public stockholders vote. The sponsor, or Golden Falcon’s directors, officers, strategic advisors or their affiliates may elect to purchase shares from public stockholders, which may limit the number of redemptions in the potential business combination and reduce the public “float” of the Golden Falcon Class A common stock. The historical financial results of MNGA and unaudited financial information included herein may not be indicative of what MNGA’s actual financial position or results of operations would have been. Golden Falcon may not be able to consummate an initial business combination within the required time period, in which case it would cease all operations except for the purpose of winding up and it would redeem the public shares and liquidate. The consummation of the potential business combination is subject to a number of conditions and if these conditions are not satisfied or waived, the Business Combination Agreement may be terminated in accordance with its terms and the potential business combination may not be consummated. Golden Falcon or the Company may waive one or more of the conditions to the potential business combination. Golden Falcon may not be able to obtain any potential financing which may adversely impact its ability to complete the potential business combination. The board of directors of Golden Falcon did not obtain a third-party valuation or fairness opinion in determining whether to proceed with the potential business combination and, as a result, the terms may not be fair from a financial point of view to the Golden Falcon stockholders. There are risks to Golden Falcon stockholders who are not affiliates of the Sponsor of becoming stockholders of the Company through the potential business combination rather than acquiring the securities directly in an underwritten public offering, including no independent due diligence review by an underwriter and conflicts of interest of the Sponsor. If a stockholder or a “group” of stockholders are deemed to hold in excess of 15% of the Golden Falcon Class A common stock, such stockholder or group will lose the ability to redeem all such shares in excess of 15% of the Golden Falcon Class A common stock. Public stockholders may be held liable for claims by third parties against Golden Falcon to the extent of distributions received by them upon redemption of their shares. If third parties bring claims against Golden Falcon, the proceeds held in the Trust Account could be reduced and the per share redemption amount received by stockholders may be less than $10.00 per share, the offering price per Unit in the Golden Falcon IPO. Golden Falcon’s directors may decide not to enforce indemnification obligations against the Sponsor, resulting in a reduction in the amount of funds in the Trust Account available for distribution to the public stockholders. Golden Falcon does not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it easier for Golden Falcon to consummate the potential business combination even if a substantial majority of public stockholders do not agree. Golden Falcon will require public stockholders who wish to redeem their shares of Golden Falcon Class A common stock in conne ction with the potential business combination to comply with specific requirements for redemption that may make it more difficult for them to exercise their redemption rights prior to the deadline for exercising their rights. There may be U.S. federal income tax consequences of the potential business combination that adversely affect holders of Golden Falcon Class A common stock or public warrants. The IRS may not agree that the Company should be treated as a non-U.S. corporation for U.S. federal income tax purposes. If a U.S. person is treated as owning at least 10% of the stock of the Company, such person may be subject to adverse U.S. fe deral income tax consequences.

Risk Factors (Cont’d) Risks Related to Golden Falcon and the Business Combination (Cont’d) If MNGA is characterized as a passive foreign investment company for U.S. federal income tax purposes, U.S. holders may suffer adverse U.S. federal income tax consequences. A new 1% U.S. federal excise tax could be imposed on Golden Falcon in connection with redemptions of the Golden Falcon Class A common stock. Golden Falcon has identified material weaknesses in its internal control over financial reporting as of December 31, 2021, March 31, 2022, June 30, 2022 and September 30, 2022. If Golden Falcon is unable to develop and maintain an effective system of internal control over financial reporting, it may not be able to accurately report its financial results in a timely manner, which may adversely affect investor confidence in Golden Falcon and materially and adversely affect its business and operating results. Golden Falcon may face litigation and other risks as a result of the material weaknesses in its internal control over financi al reporting. Golden Falcon may be the target of securities class action and derivative lawsuits which could result in substantial costs and may delay or prevent the potential business combination from being completed. The Golden Falcon warrants and the sponsor convertible promissory note are accounted for as liabilities and the changes in value of the warrants and the sponsor convertible promissory note could have a material effect on Golden Falcon’s financial results. Golden Falcon may not be able to complete an initial business combination with MNGA if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), and ultimately prohibited by the same. If Golden Falcon is deemed to be an investment company for purposes of the Investment Company Act, it would be required to in stitute burdensome compliance requirements and its activities would be severely restricted and, as a result, it may abandon its efforts to consummate an initial business combination and l iquidate. If Golden Falcon instructs the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash in order to seek to mitigate the risk that it could be deemed to be an investment company for purposes of the Investment Company Act, it would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of Golden Falcon. Golden Falcon is dependent upon its directors and officers and their loss could adversely affect Golden Falcon’s ability to complete the potential business combination. Delays in completing the potential business combination may substantially reduce the expected benefits of the potential business combination. If before distributing the proceeds in the trust account to its public stockholders, Golden Falcon files a bankruptcy petition or an involuntary bankruptcy petition is filed against Golden Falcon that is not dismissed, the claims of creditors in such proceeding may have priority over the claims Golden Falcon’s stockholders and the per-share amount that would otherwise be received by Golden Falcon’s stockholders in connection with its liquidation may be reduced. If, after Golden Falcon distributes the proceeds in the trust account to its public stockholders, it files a bankruptcy petition or an involuntary bankruptcy petition is filed against Golden Falcon that is not dismissed, a bankruptcy court may seek to recover such proceeds, and Golden Falcon and its board may be exposed to claims of punitive damages. Golden Falcon’s assessment of the capabilities of the Company’s management to continue the Company’s growth transition may prove to be incorrect, which could negatively impact the value of the continuing investment of Golden Falcon stockholders. Golden Falcon’s due diligence investigation of the Company and factors affecting its business may not surface all material issues, including issues or circumstances that could have a significant negative effect on the Company’s financial condition and results of operations, which could cause Golden Falcon stockholders to lose some or all of their continuing investment. The grant and future exercise of registration rights may adversely affect the market price of MNGA’s securities upon consummation of the potential business combination.

Risk Factors (Cont’d) Risks Related to an Investment in MNGA Following the Business Combination MNGA will qualify as a foreign private issuer within the meaning of the rules under the Exchange Act, and as such MNGA will be exempt from certain provisions applicable to United States domestic public companies. As a company incorporated in Turkey, MNGA will be permitted to adopt certain home country practices in relation to corporate governance matters that differ significantly from the NYSE corporate governance listing standards applicable to domestic U.S. companies; these practices may afford less protection to stockholders than they would enjoy if MNGA complies fully with the NYSE’s corporate governance listing standards. You may face difficulties in protecting your interests, and your ability to protect your rights through U.S. courts may be li mited, because MNGA will be incorporated under the laws of the Turkey. MNGA will conduct substantially all of its operations and a majority of its directors and executive officers reside outside of the United States. Following the consummation of the potential business combination, MNGA will incur significant increased expenses and administrative burdens as a public company, which could negatively impact its business, financial condition and results of operations. MNGA may not be able to distribute cash dividends in the future; the payment of dividends is subject to applicable local accounting and regulatory requirements, including, among other things, MNGA’s results of operations, financial condition, cash requirements, contractual restrictions, and covenants in any existing and future indebtedness MNGA or its subsidiaries incur. MNGA may incur successor liabilities due to conduct arising prior to the completion of the potential business combination. Subsequent to the completion of the potential business combination, MNGA may be exposed to unknown or contingent liabilities and may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, resul ts of operations and the price of its securities, which could cause you to lose some or all of your investment. MNGA’s management and resources may not successfully or effectively manage its transition to a public company. If the potential business combination’s benefits do not meet the expectations of investors or securities analysts, the market price of MNGA’s securities or, following the consummation of the potential business combination, MNGA’s securities, may decline. Future sales of securities after the consummation of the potential business combination may cause the market price of MNGA’s securities to drop significantly, even if its business is doing well. If you purchase MNG ADSs in this offering, you will suffer immediate and substantial dilution of your investment. MNG ADSs holders may not be entitled to a jury trial with respect to claims arising under the deposit agreement, which could result in less favorableoutcomes to the plaintiff(s) in any such action. The market price of MNGA ADSs may be volatile, and the value of its securities may decline. There has been no prior public market for the MNGA securities. The stock price of the MNGA securities may be volatile or may decline regardless of its operating performance, and you may not be able to resell your securities at or above the price you acquired them. The Company has broad discretion in the use of the proceeds from the potential business combination and may not use them effe ctively. The Company may be subject to securities or class action litigation, which is expensive and could divert management attention. There can be no assurance that MNGA ADSs and MNGA warrants will be approved for listing on the NYSE or that the Company will be able to comply with the continued listing standards of the NYSE. The Company may redeem the unexpired MNGA public warrants prior to exercise at a time that is disadvantageous to the holders of such warrants, thereby making the MNGA public warrants worthless. The Company may amend the terms of the warrants in a manner that may be adverse to holders with the approval by the holders of at least 50% of the then-outstanding MNGA public warrants.

Risk Factors (Cont’d) Risks Related to an Investment in MNGA Following the Business Combination (Cont’d) The Company will qualify as an “emerging growth company” within the meaning of the Securities Act, and if it takes advantage of certain exemptions from disclosure requirements available to emerging growth companies, it could make the Company’s securities less attractive to investors and may make it more difficult to compare its performance to the performance of other public companies. If the Company fails to maintain an effective system of disclosure controls and internal control over financial reporting, its ability to produce timely and accurate financial statements or comply with applicable regulations could be impaired. Upon the consummation of the potential business combination, the Company will be a “controlled company” within the meaning of the NYSE listing rules and, as a result, can rely on exemptions from certain corporate governance requirements that provide protection to shareholders of other companies. Mapa, being the Company’s controlling shareholder, will have substantial influence over the Company and Mapa’s interests may not be aligned with the interests of the Company’s other shareholders, and Mapa losing control of the Company may materially and adversely impact the Company and its securities. The rights of the Company’s security holders may differ from the rights they would have as shareholders of a United States corporation, which could adversely impact trading in MNGA ADSs and its ability to conduct equity financings. If, following the potential business combination, securities or industry analysts do not publish or cease publishing research orreports about the Company, its business, or its market, or if they change their recommendations regarding the Company’s securities adversely, the price and trading volume of its securities could decline.